EXHIBIT 99.1

                  Wachovia Mortgage Loan Purchase Agreement

            This Mortgage Loan Purchase Agreement, dated as of November 1, 2004 (the "Agreement"), is entered into between Wachovia Bank, National Association (the "Seller") and Wachovia Commercial Mortgage Securities, Inc. (the "Purchaser").

            The Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Exhibit A. The Purchaser intends to deposit the Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates"). One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of November 1, 2004, among the Purchaser, as depositor, Wachovia Bank, National Association, as master servicer (in such capacity, the "Master Servicer") and as special servicer with respect to the 180 Maiden Lane Whole Loan, Clarion Partners, LLC, as special servicer except with respect to the 180 Maiden Lane Whole Loan (each of Clarion Partners, LLC and Wachovia Bank, National Association in such capacity, as the context requires, the "Special Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). Capitalized terms used but not defined herein (including the Schedules attached hereto) have the respective meanings set forth in the Pooling and Servicing Agreement.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase.

            The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans delivered to the Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance of $1,095,080,524 (the "Wachovia Bank, National Association Mortgage Loan Balance") (subject to a variance of plus or minus 5.0%) as of the close of business on the Cut-Off Date, after giving effect to any payments due on or before such date, whether or not such payments are received. The Wachovia Bank, National Association Mortgage Loan Balance, together with the aggregate principal balance of the Other Mortgage Loans as of the Cut-Off Date (after giving effect to any payments due on or before such date whether or not such payments are received), is expected to equal an aggregate principal balance (the "Cut-Off Date Pool Balance") of $1,279,479,900 (subject to a variance of plus or minus 5.0%). The purchase and sale of the Mortgage Loans shall take place November 10, 2004, or such other date as shall be mutually acceptable to the parties to this Agreement (the "Closing Date"). The consideration (the "Aggregate Purchase Price") for the Mortgage Loans shall be equal to (i) [______]% of the Wachovia Bank, National Association Mortgage Loan Balance as of the Cut-Off Date, plus (ii) $[______], which amount represents the amount of interest accrued on the Wachovia Bank, National Association Mortgage Loan Balance at the related Net Mortgage Rate for the period from and including the Cut-Off Date up to but not including the Closing Date.

            The Aggregate Purchase Price shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

            SECTION 2. Conveyance of Mortgage Loans.

            (a) Effective as of the Closing Date, subject only to receipt of the Aggregate Purchase Price and satisfaction of the other conditions to closing that are for the benefit of the Seller, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing released basis, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds.

            (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-Off Date, and all other recoveries of principal and interest collected after the Cut-Off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-Off Date). All scheduled payments of principal and interest due on or before the Cut-Off Date but collected on or after the Cut-Off Date, and recoveries of principal and interest collected on or before the Cut-Off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-Off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

            (c) No later than the Closing Date, the Seller shall, on behalf of the Purchaser, deliver to the Trustee, the documents and instruments specified below with respect to each Mortgage Loan (each a "Mortgage File"). All Mortgage Files so delivered will be held by the Trustee in escrow at all times prior to the Closing Date. Each Mortgage File shall contain the following documents:

            (i) the original executed Mortgage Note including any power of attorney related to the execution thereof, together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of "Wells Fargo Bank, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2004-C15" or in blank (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto);

            (ii) an original or copy of the Mortgage, together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

            (iii) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

            (iv) an original executed assignment, in recordable form (except for any missing recording information), of (a) the Mortgage, (b) any related Assignment of Leases (if such item is a document separate from the Mortgage and to the extent not already assigned pursuant to preceding clause (a)) and (c) any other recorded document relating to the Mortgage Loan otherwise included in the Mortgage File, in favor of "Wells Fargo Bank, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2004-C15", or in blank;

            (v) an original assignment of all unrecorded documents relating to the Mortgage Loan (to the extent not already assigned pursuant to clause
      (iv) above), in favor of "Wells Fargo Bank, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2004-C15", or in blank;

            (vi) originals or copies of any modification, consolidation, assumption and substitution agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the Mortgage Loan has been assumed or consolidated;

            (vii) the original or a copy of the policy or certificate of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

            (viii) any filed copies (bearing evidence of filing) or other evidence of filing satisfactory to the Trustee of any prior UCC Financing Statements in favor of the originator of such Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing Statement and continuation statement in favor of the Seller on record with the applicable public office for UCC Financing Statements, an original UCC Amendment, in form suitable for filing in favor of Wells Fargo Bank, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2004-C15, as assignee", or in blank;

            (ix) an original or copy of (a) any Ground Lease and (b) any loan guaranty, indemnity, ground lessor estoppel or environmental insurance policy;

            (x) any intercreditor agreement relating to permitted debt (including, without limitation, mezzanine debt) of the Mortgagor;

            (xi) copies of any loan agreement, escrow agreement or security agreement relating to such Mortgage Loan;

            (xii) a copy of any letter of credit and related transfer documents relating to such Mortgage Loan;

            (xiii) copies of franchise agreements and franchisor comfort letters, if any, for hospitality properties and any applicable transfer or assignment documents; and

            (xiv) with respect to any Companion Loan, all of the above documents with respect to such Companion Loan and the related Intercreditor Agreement; provided that a copy of each Mortgage Note relating to such Companion Loan, rather than the original, shall be provided (except that with respect to the 175 West Jackson Subordinate Companion Loan and the 180 Maiden Lane Trust Subordinate Companion Loan, an original Mortgage Note (or a lost note affidavit in the form specified in (i) above) will be required to be provided), and no assignments shall be provided.

            (d) The Seller shall take all actions reasonably necessary (i) to permit the Trustee to fulfill its obligations pursuant to Section 2.01(d) of the Pooling and Servicing Agreement and (ii) to perform its obligations described in
Section 2.01(d) of the Pooling and Servicing Agreement. Without limiting the generality of the foregoing, if a draw upon a letter of credit is required before its transfer to the Trust Fund can be completed, the Seller shall draw upon such letter of credit for the benefit of the Trust pursuant to written instructions from the Master Servicer. The Seller shall reimburse the Trustee for all reasonable costs and expenses, if any, incurred by the Trustee for recording any documents described in Section 2(c)(iv)(c) hereof and filing any assignments of UCC Financing Statements described in the proviso in the third to last sentence in Section 2.01(d) of the Pooling and Servicing Agreement.

            (e) All documents and records (except draft documents, privileged communications and internal correspondence and credit, due diligence and other underwriting analysis, documents, data or internal worksheets, memoranda, communications and evaluations of the Seller) relating to each Mortgage Loan and in the Seller's possession (the "Additional Mortgage Loan Documents") that are not required to be delivered to the Trustee shall promptly be delivered or caused to be delivered by the Seller to the Master Servicer or at the direction of the Master Servicer to the appropriate sub-servicer, together with any related escrow amounts and reserve amounts.

            (f) The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller which secure any Mortgage Loan.

            SECTION 3. Representations, Warranties and Covenants of Seller.

            (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

            (i) The Seller is a national banking association organized and validly existing and in good standing under the laws of the United States and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement;

            (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights in general, as they may be applied in the context of the insolvency of a national banking association, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law), and by public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from liabilities under applicable securities laws;

            (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this Agreement will not (A) violate the Seller's articles of association or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound;

            (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would materially and adversely affect its performance hereunder;

            (v) The Seller is not a party to or bound by any agreement or instrument or subject to any articles of association, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained);

            (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the consummation of the transactions contemplated by this Agreement except as have previously been obtained, and no bulk sale law applies to such transactions;

            (vii) No litigation is pending or, to the Seller's knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Seller of its obligations under this Agreement; and

            (viii) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the Aggregate Purchase Price. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller.

            (b) The Seller hereby makes the representations and warranties contained in Schedule I for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders as of the Closing Date, with respect to (and solely with respect to) each Mortgage Loan, which representations and warranties are subject to the exceptions set forth on Schedule II.

            (c) With respect to the schedule of exceptions delivered by the Trustee on the Closing Date, within fifteen (15) Business Days (or, in the reasonable discretion of the Controlling Class Representative, thirty (30) Business Days) of the Closing Date, with respect to the documents specified in clauses (i), (ii), (vii), (ix) (solely with respect to Ground Leases) and (xii) of the definition of Mortgage File, the Seller shall cure any material exception listed therein (for the avoidance of doubt, any deficiencies with respect to the documents specified in clause (ii) resulting solely from a delay in the return of the related documents from the applicable recording office, shall be cured in the time and manner described in Section 2.01(c) of the Pooling and Servicing Agreement). If such exception is not so cured, the Seller shall either (1) repurchase the related Mortgage Loan, (2) with respect to exceptions relating to clause (xii) of the definition of "Mortgage File", deposit with the Trustee an amount, to be held in trust in a Special Reserve Account pursuant to the Pooling and Servicing Agreement, equal to the amount of the undelivered letter of credit (in the alternative, the Seller may deliver to the Trustee, with a certified copy to the Master Servicer and Trustee, a letter of credit for the benefit of the Master Servicer on behalf of the Trustee and upon the same terms and conditions as the undelivered letter of credit) which the Master Servicer on behalf of the Trustee may use (or draw upon, as the case may be) under the same circumstances and conditions as the Master Servicer would have been entitled to draw on the undelivered letter of credit, or (3) with respect to any exceptions relating to clauses (i), (ii) and (vii), deposit with the Trustee an amount, to be held in trust in a Special Reserve Account pursuant to the Pooling and Servicing Agreement, equal to 25% of the Stated Principal Balance of the related Mortgage Loan on such date. Any funds or letter of credit deposited pursuant to clauses (2) and (3) shall be held by the Trustee until the earlier of (x) the date on which the Master Servicer certifies to the Trustee and the Controlling Class Representative that such exception has been cured (or the Trustee certifies the same to the Controlling Class Representative), at which time such funds or letter of credit, as applicable, shall be returned to the Seller and
(y) thirty (30) Business Days or, if the Controlling Class Representative has extended the cure period, forty-five (45) Business Days after the Closing Date; provided, however, that if such exception is not cured within such thirty (30) Business Days or forty-five (45) Business Days, as the case may be, (A) in the case of clause (2), the Trustee shall retain the funds or letter of credit, as applicable, or (B) in the case of clause (3), the Seller shall repurchase the related Mortgage Loan in accordance with the terms and conditions of this Agreement, at which time such funds shall be applied to the Purchase Price of the related Mortgage Loan and any letter of credit will be returned to the Seller.

            If the Seller receives written notice of a Document Defect or a Breach pursuant to Section 2.03(a) of the Pooling and Servicing Agreement relating to a Mortgage Loan, then the Seller shall not later than 90 days from receipt of such notice (or, in the case of a Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than 90 days from any party to the Pooling and Servicing Agreement discovering such Document Defect or Breach provided the Seller receives such notice in a timely manner), if such Document Defect or Breach shall materially and adversely affect the value of the applicable Mortgage Loan, the interest of the Trust therein or the interests of any Certificateholder, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment` of actual or provable losses and any Additional Trust Fund Expenses directly resulting from any such Document Defect or Breach or, if such Document Defect or Breach (other than omissions solely due to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected Mortgage Loan at the applicable Purchase Price not later than the end of such 90-day period or (ii) other than with respect to the 175 West Jackson Loan (loan number 1) and the 180 Maiden Lane Loan (loan number 3), substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan not later than the end of such 90-day period (and in no event later than the second anniversary of the Closing Date) and pay the Master Servicer for deposit into the Certificate Account, any Substitution Shortfall Amount in connection therewith; provided, however, that unless the Breach would cause the Mortgage Loan not to be a Qualified Mortgage, and if such Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, such Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase or substitute the related Mortgage Loan); and provided, further, that with respect to such additional 90-day period the Seller shall have delivered an officer's certificate to the Trustee setting forth what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period; and provided, further, that no Document Defect (other than with respect to a Mortgage Note, Mortgage, title insurance policy, Ground Lease or any letter of credit) shall be considered to materially and adversely affect the value of the related Mortgage Loan, the interests of the Trust therein or the interests of any Certificateholder unless the document with respect to which the Document Defect exists is required in connection with an imminent enforcement of the mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien or any collateral securing the Mortgage Loan or for any immediate significant servicing obligations. For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a Mortgage Loan as to which there is any uncured Document Defect or Breach, the Seller shall provide the officer's certificate to the Trustee described above as to the reasons such Document Defect or Breach remains uncured and as to the actions being taken to pursue cure. Notwithstanding the foregoing, the delivery of a commitment to issue a policy of lender's title insurance as described in clause 12 of Schedule I hereof in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect or Breach with respect to any Mortgage File if such actual policy of insurance is delivered to the Trustee or a Custodian on its behalf not later than the 90th day following the Closing Date.

            If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described above, (ii) such Mortgage Loan is cross-collateralized and cross-defaulted with one or more other Mortgage Loans (each, a "Crossed Loan"), and (iii) the applicable Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Document Defect or Breach, as the case may be, will be deemed to constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in the Crossed Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for all of the remaining Crossed Loan(s) in the related Crossed Group as provided in the immediately preceding paragraph unless such other Crossed Loans in such Crossed Group satisfy the Crossed Loan Repurchase Criteria and satisfy all other criteria for substitution or repurchase of Mortgage Loans set forth herein. In the event that the remaining Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Breach or Document Defect exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained by the Master Servicer to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld).

            To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above while the Trustee continues to hold any other Crossed Loans in such Crossed Group, neither the Seller nor the Purchaser shall enforce any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loans, including with respect to the Trustee, the Primary Collateral securing Crossed Loans still held by the Trustee.

            If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loans held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner that complies with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan included in the Trust Fund is modified to terminate the related cross-collateralization and/or cross-default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an Opinion of Counsel that any modification shall not cause an Adverse REMIC Event. Any expenses incurred by the Purchaser in connection with such modification or accommodation (including but not limited to recoverable attorney fees) shall be paid by the Seller.

            (d) In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a Servicing Officer certifying as to the receipt of the Purchase Price or Substitution Shortfall Amount(s), as applicable, in the Certificate Account, and the delivery of the Mortgage File(s) and the Servicing File(s) for the related Qualified Substitute Mortgage Loan(s) to the Custodian and the Master Servicer, respectively, if applicable (i) the Trustee shall execute and deliver such endorsements and assignments as are provided to it by the Master Servicer, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller, the legal and beneficial ownership of each repurchased Mortgage Loan or substituted Mortgage Loan, as applicable, (ii) the Trustee, the Custodian, the Master Servicer and the Special Servicer shall each tender to the Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and (iii) the Master Servicer and the Special Servicer shall release to the Seller any Escrow Payments and Reserve Funds held by it in respect of such repurchased or deleted Mortgage Loans.

            (e) Without limiting the remedies of the Purchaser, the Certificateholders or the Trustee on behalf of the Certificateholders pursuant to this Agreement, it is acknowledged that the representations and warranties are being made for risk allocation purposes. This Section 3 provides the sole remedy available to the Certificateholders, or the Trustee on behalf of the Certificateholders, respecting any Document Defect in a Mortgage File or any Breach of any representation or warranty set forth in or required to be made pursuant to Section 3 of this Agreement. Nothing in this Agreement shall prohibit the Purchaser or its assigns (including the Master Servicer and/or the Special Servicer) from pursuing any course of action authorized by the Pooling and Servicing Agreement while the Purchaser asserts a claim or brings a cause of action to enforce any rights set forth herein against the Seller.

            (f) Notwithstanding the foregoing, if there exists a Breach relating to whether or not the Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s) with respect to matters described in Representations 23 and 43 of
Schedule I, then the Purchaser shall direct the Seller in writing to wire transfer to the Master Servicer for deposit into the Certificate Account, within 90 days of the Seller's receipt of such direction, the amount of any such costs and expenses borne by the Purchaser, the Certificateholders, the Master Servicer, the Special Servicer and the Trustee on their behalf that are the basis of such Breach. Upon its making such deposit, the Seller shall be deemed to have cured such Breach in all respects. Provided such payment is made in full, this paragraph describes the sole remedy available to the Purchaser, the Certificateholders, the Master Servicer, the Special Servicer and the Trustee on their behalf regarding any such Breach and the Seller shall not be obligated to repurchase the affected Mortgage Loan on account of such Breach or otherwise cure such Breach.

            SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

            (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of North Carolina. The Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage Loans to the Trustee.

            (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (c) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

            (d) None of the acquisition of the Mortgage Loans by the Purchaser, the transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Purchaser, results or will result in the creation or imposition of any lien on any of the Purchaser's assets or property, or conflicts or will conflict with, results or will result in a breach of, or constitutes or will constitute a default under (A) any term or provision of the Purchaser's articles of association or bylaws, (B) any term or provision of any material agreement, contract, instrument or indenture, to which the Purchaser is a party or by which the Purchaser is bound, or (C) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Purchaser or its assets.

            (e) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the Aggregate Purchase Price.

            (f) There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform under the terms of this Agreement.

            (g) The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

            SECTION 5. Closing. The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, Charlotte, North Carolina on the Closing Date.

            The Closing shall be subject to each of the following conditions:

            (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date;

            (b) The Pooling and Servicing Agreement (to the extent it affects the obligations of the Seller hereunder) and all documents specified in Section 6 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser, the Seller, the Underwriters, the Initial Purchasers and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (c) The Seller shall have delivered and released to the Trustee (or a Custodian on its behalf) and the Master Servicer, respectively, all documents represented to have been or required to be delivered to the Trustee and the Master Servicer pursuant to Section 2 of this Agreement;

            (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (e) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing Date; and

            (f) A letter shall have been received from the independent accounting firm of KPMG LLP in form satisfactory to the Purchaser, relating to certain information regarding the Mortgage Loans and Certificates as set forth in the Prospectus and Prospectus Supplement, respectively.

            Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

            (a) This Agreement duly executed by the Purchaser and the Seller;

            (b) A certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

            (c) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

            (d) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that with respect to the Seller, the Mortgage Loans, the related Mortgagors and the related Mortgaged Properties (i) such officer has carefully examined the Specified Portions of the Prospectus Supplement and nothing has come to his attention that would lead him to believe that the Specified Portions of the Prospectus Supplement, as of the date of the Prospectus Supplement, or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, and (ii) such officer has examined the Specified Portions of the Memorandum and nothing has come to his attention that would lead him to believe that the Specified Portions of the Memorandum, as of the date thereof or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein related to the Mortgage Loans, in the light of the circumstances under which they were made, not misleading. The "Specified Portions" of the Prospectus Supplement shall consist of Annex A thereto, the diskette which accompanies the Prospectus Supplement (insofar as such diskette is consistent with such Annex A) and the following sections of the Prospectus Supplement (exclusive of any statements in such sections that purport to summarize the servicing and administration provisions of the Pooling and Servicing Agreement): "Summary of Prospectus Supplement--The Parties--The Mortgage Loan Sellers," "Summary of Prospectus Supplement--The Mortgage Loans," "Risk Factors--The Mortgage Loans," and "Description of the Mortgage Pool--General," "--Mortgage Loan History," "--Certain Terms and Conditions of the Mortgage Loans," "--Assessments of Property Condition," "--Co-Lender Loans," "--Additional Mortgage Loan Information," "--Twenty Largest Mortgage Loans," "--The Mortgage Loan Sellers," "--Underwriting Standards," and "--Representations and Warranties; Repurchases and Substitutions." The "Specified Portions" of the Memorandum shall consist of the Specified Portions of the Prospectus Supplement and the first and second full paragraphs on page "iii" of the Memorandum.

            (e) The resolutions of the requisite committee of the Seller's board of directors authorizing the Seller's entering into the transactions contemplated by this Agreement, the articles of association and by-laws of the Seller, and an original or copy of a certificate of good standing of the Seller issued by the Comptroller of the Currency not earlier than sixty (60) days prior to the Closing Date;

            (f) A written opinion of counsel for the Seller (which opinion may be from in-house counsel, outside counsel or a combination thereof), reasonably satisfactory to the Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to the Purchaser, the Trustee, the Underwriters, the Initial Purchasers and each of the Rating Agencies, together with such other written opinions as may be required by the Rating Agencies; and

            (g) Such further certificates, opinions and documents as the Purchaser may reasonably request.

            SECTION 7. Indemnification.

            (a) The Seller shall indemnify and hold harmless the Purchaser, the Underwriters, the Initial Purchasers, their respective officers and directors, and each person, if any, who controls the Purchaser, any Underwriter or any Initial Purchaser within the meaning of either Section 15 of the Securities Act of 1933, as amended (the "1933 Act") or Section 20 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any and all losses, expenses (including the reasonable fees and expenses of legal counsel), claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in (A) the Prospectus Supplement, the Preliminary Prospectus Supplement, the Memorandum, the Diskette or, insofar as they are required to be filed as part of the Registration Statement pursuant to the No-Action Letters, any Computational Materials or ABS Term Sheets with respect to the Registered Certificates, or in any revision or amendment of or supplement to any of the foregoing, (B) any items similar to Computational Materials or ABS Term Sheets forwarded by the Seller to the Initial Purchasers, or in any revision or amendment of or supplement to any of the foregoing or (C) the summaries, reports, documents and other written and computer materials and all other information regarding the Mortgage Loans or the Seller furnished by the Seller for review by prospective investors (the items in (A), (B) and (C) above being defined as the "Disclosure Material"), or (ii) arise out of or are based upon the omission or alleged omission to state therein (in the case of Computational Materials and ABS Term Sheets, when read in conjunction with the Prospectus Supplement, in the case of items similar to Computational Materials and ABS Term Sheets, when read in conjunction with the Memorandum, and in the case of any summaries, reports, documents, written or computer materials, or other information contemplated in clause (C) above, when read in conjunction with the Memorandum) a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; but, with respect to the Disclosure Material described in clauses (A) and (B) of the definition thereof, only if and to the extent that
(I) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon an untrue statement or omission with respect to the Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties contained in the Data File (it being herein acknowledged that the Data File was and will be used to prepare the Prospectus Supplement and the Preliminary Prospectus Supplement, including without limitation Annex A thereto, the Memorandum, the Diskette, any Computational Materials and ABS Term Sheets with respect to the Registered Certificates and any items similar to Computational Materials and ABS Term Sheets forwarded to prospective investors in the Non-Registered Certificates), (II) any such untrue statement or alleged untrue statement or omission or alleged omission of a material fact occurring in, or with respect to, such Disclosure Material, is with respect to, or arises out of or is based upon an untrue statement or omission of a material fact with respect to, the information regarding the Mortgage Loans, the related Mortgagors, the related Mortgaged Properties and/or the Seller set forth in the Specified Portions of each of the Prospectus Supplement, the Preliminary Prospectus Supplement and the Memorandum, (III) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon a breach of the representations and warranties of the Seller set forth in or made pursuant to Section 3 or (IV) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon any other written information concerning the characteristics of the Mortgage Loans, the related Mortgagors or the related Mortgaged Properties furnished to the Purchaser, the Underwriters or the Initial Purchasers by the Seller; provided that the indemnification provided by this
Section 7 shall not apply to the extent that such untrue statement or omission of a material fact was made as a result of an error in the manipulation of, or in any calculations based upon, or in any aggregation of the information regarding the Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties set forth in the Data File or Annex A to the Prospectus Supplement or the Preliminary Prospectus Supplement to the extent such information was not materially incorrect in the Data File or such Annex A, as applicable, including without limitation the aggregation of such information with comparable information relating to the Other Mortgage Loans. Notwithstanding the foregoing, the indemnification provided in this Section 7(a) shall not inure to the benefit of any Underwriter or Initial Purchaser (or to the benefit of any person controlling such Underwriter or Initial Purchaser) from whom the person asserting claims giving rise to any such losses, claims, damages, expenses or liabilities purchased Certificates if (x) the subject untrue statement or omission or alleged untrue statement or omission made in any Disclosure Material (exclusive of the Prospectus or any corrected or amended Prospectus or the Memorandum or any corrected or amended Memorandum) is eliminated or remedied in the Prospectus or the Memorandum (in either case, as corrected or amended, if applicable), as applicable, and (y) a copy of the Prospectus or Memorandum (in either case, as corrected or amended, if applicable), as applicable, shall not have been sent to such person at or prior to the written confirmation of the sale of such Certificates to such person, and
(z) in the case of a corrected or amended Prospectus or Memorandum, such Underwriter or Initial Purchaser received written notice of such correction or amendment prior to the written confirmation of such sale. The Seller shall, subject to clause (c) below, reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity will be in addition to any liability which the Seller may otherwise have.

            (b) For purposes of this Agreement, "Registration Statement" shall mean such registration statement No. 333-108944 filed by the Purchaser on Form S-3, including without limitation exhibits thereto and information incorporated therein by reference; "Base Prospectus" shall mean the prospectus dated October 29, 2004, as supplemented by the prospectus supplement dated October 29, 2004 (the "Prospectus Supplement" and, together with the Base Prospectus, the "Prospectus") relating to the Registered Certificates, including all annexes thereto; "Preliminary Prospectus Supplement" shall mean the prospectus supplement dated October 14, 2004, relating to the Registered Certificates, including all annexes thereto; "Memorandum" shall mean the private placement memorandum dated October 29, 2004, relating to the Non-Registered Certificates, including all exhibits thereto; "Registered Certificates" shall mean the Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C and Class D Certificates; "Non-Registered Certificates" shall mean the Certificates other than the Registered Certificates; "Computational Materials" shall have the meaning assigned thereto in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the "Kidder Letters"); "ABS Term Sheets" shall have the meaning assigned thereto in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the "PSA Letter" and, together with the Kidder Letters, the "No-Action Letters"); "Diskette" shall mean the diskette or compact disc attached to each of the Prospectus and the Memorandum; and "Data File" shall mean the compilation of information and data regarding the Mortgage Loans covered by the Agreed Upon Procedures Letters dated November 5, 2004 and rendered by KPMG LLP (a "hard copy" of which Data File was initialed on behalf of the Seller and the Purchaser).

            (c) As promptly as reasonably practicable after receipt by any person entitled to indemnification under this Section 7 (an "indemnified party") of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Seller (the "indemnifying party") under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party under Section 7(a) (except to the extent that such omission has prejudiced the indemnifying party in any material respect) or from any liability which it may have otherwise than under this Section 7. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel selected by the indemnifying party and reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Purchaser, the Underwriters and the Initial Purchasers, representing all the indemnified parties under Section 7(a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii). Unless it shall assume the defense of any proceeding, an indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party shall indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel or any other expenses for which the indemnifying party is obligated under this subsection, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. If an indemnifying party assumes the defense of any proceeding, it shall be entitled to settle such proceeding with the consent of the indemnified party or, if such settlement provides for an unconditional release of the indemnified party in connection with all matters relating to the proceeding that have been asserted against the indemnified party in such proceeding by the other parties to such settlement, which release does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party without the consent of the indemnified party.

            (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under Section 7(a) hereof or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations (taking into account the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission or failure to comply, and any other equitable considerations appropriate under the circumstances). The relative fault of the indemnified and indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties; provided that no Underwriter or Initial Purchaser shall be obligated to contribute more than its share of underwriting discounts and commissions and other fees pertaining to the Certificates less any damages otherwise paid by such Underwriter or Initial Purchaser with respect to such loss, liability, claim, damage or expense. It is hereby acknowledged that the respective Underwriters' and Initial Purchasers' obligations under this Section 7 shall be several and not joint. For purposes of this Section, each person, if any, who controls an Underwriter or an Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and such Underwriter's or Initial Purchaser's officers and directors, shall have the same rights to contribution as such Underwriter or Initial Purchaser, as the case may be, and each director of the Seller and each person, if any who controls the Seller within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Seller.

            (e) The Purchaser and the Seller agree that it would not be just and equitable if contribution pursuant to Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in Section 7(d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 7 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, except where the indemnified party is required to bear such expenses pursuant to this Section 7, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses. If any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party that received such payment shall promptly refund the amount so paid to the party which made such payment. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            (f) The indemnity and contribution agreements contained in this
Section 7 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by the Purchaser, the Underwriters, the Initial Purchasers, any of their respective directors or officers, or any person controlling the Purchaser, the Underwriters or the Initial Purchasers, and (iii) acceptance of and payment for any of the Certificates.

            (g) Without limiting the generality or applicability of any other provision of this Agreement, the Underwriters, the Initial Purchasers and their directors, officers and controlling parties shall be third-party beneficiaries of the provisions of this Section 7.

            SECTION 8. Costs. The Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) the Seller's pro rata portion of the aggregate of the following amounts (the Seller's pro rata portion to be determined according to the percentage that the Wachovia Bank, National Association Mortgage Loan Balance represents as of the Cut-Off Date Pool Balance): (i) the costs and expenses of printing and delivering the Pooling and Servicing Agreement and the Certificates; (ii) the costs and expenses of printing (or otherwise reproducing) and delivering a preliminary and final Prospectus, Term Sheet and Memorandum relating to the Certificates; (iii) the initial fees, costs, and expenses of the Trustee (including reasonable attorneys' fees); (iv) the filing fee charged by the Securities and Exchange Commission for registration of the Certificates so registered; (v) the fees charged by the Rating Agencies to rate the Certificates so rated; (vi) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in the Prospectus, the Memorandum and any related Computational Materials or ABS Term Sheets, including in respect of the cost of obtaining any "comfort letters" with respect to such items; (vii) the reasonable out-of-pocket costs and expenses in connection with the qualification or exemption of the Certificates under state securities or "Blue Sky" laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith, in connection with the preparation of any "Blue Sky" survey and in connection with any determination of the eligibility of the Certificates for investment by institutional investors and the preparation of any legal investment survey; (viii) the expenses of printing any such "Blue Sky" survey and legal investment survey; and (ix) the reasonable fees and disbursements of counsel to the Underwriters or Initial Purchasers; provided, however, Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) the expense of recording any assignment of Mortgage or assignment of Assignment of Leases as contemplated by Section 2 hereof with respect to the Seller's Mortgage Loans. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

            SECTION 9. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then,
(a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the Uniform Commercial Code of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, without limitation, all amounts, other than investment earnings, from time to time held or invested in the Certificate Account, the Distribution Account or, if established, the REO Account (each as defined in the Pooling and Servicing Agreement) whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by Section 1 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the Uniform Commercial Code of the applicable jurisdiction; and (v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

            SECTION 10. Covenants of Purchaser. The Purchaser shall provide the Seller with all forms of Disclosure Materials (including the final form of the Memorandum and the preliminary and final forms of the Prospectus Supplement) promptly upon any such document becoming available.

            SECTION 11. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

            SECTION 12. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the Trustee).

            SECTION 13. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

            SECTION 15. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

            SECTION 16. Attorneys Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party which obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party which commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

            SECTION 17. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 18. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, the Underwriters and the Initial Purchasers (each as intended third party beneficiaries hereof) and their permitted successors and assigns, and the officers, directors and controlling persons referred to in Section 7. This Agreement is enforceable by the Underwriters, the Initial Purchasers and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

            SECTION 19. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party, or third party beneficiary, against whom such waiver or modification is sought to be enforced. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein, Section 2.01(d) thereof or the repurchase obligations or any other obligations of the Seller shall be effective against the Seller (in such capacity) unless the Seller shall have agreed to such amendment in writing.

            SECTION 20. Accountants' Letters. The parties hereto shall cooperate with KPMG LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement.

            SECTION 21. Knowledge. Whenever a representation or warranty or other statement in this Agreement is made with respect to a Person's "knowledge," such statement refers to such Person's employees or agents who were or are responsible for or involved with the indicated matter and have actual knowledge of the matter in question.

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                       SELLER
                                       ------

                                       WACHOVIA BANK, NATIONAL ASSOCIATION

                                       By:   /s/ Wayne M. Fitzgerald, II
                                          --------------------------------------
                                          Name:  Wayne M. Fitzgerald, II
                                          Title: Vice President

                                       Address for Notices:

                                       One Wachovia Center
                                       301 South College Street
                                       Charlotte, North Carolina  28288-0166
                                       Telecopier No.: (704) 383-1942
                                       Telephone No.: (704) 374-6161

                                       PURCHASER
                                       ---------

                                       WACHOVIA COMMERCIAL MORTGAGE
                                          SECURITIES, INC.

                                       By:   /s/ William J. Cohane
                                          --------------------------------------
                                          Name:  William J. Cohane
                                          Title: Managing Director

                                       Address for Notices:

                                       One Wachovia Center
                                       301 South College Street
                                       Charlotte, North Carolina  28288-0166
                                       Telecopier No.: (704) 383-1942
                                       Telephone No.: (704) 374-6161

                                   SCHEDULE I

                 General Mortgage Representations and Warranties

1. The information pertaining to each Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut-Off Date and included all of the material information required by the definition of Mortgage Loan Schedule.

2. As of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan.

3. Immediately prior to the sale, transfer and assignment to the Purchaser, the Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan, and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges, security interests or any other ownership interests of any nature encumbering such Mortgage Loan. Upon consummation of the transactions contemplated by the Mortgage Loan Purchase Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan (other than those rights to servicing and related compensation as reflected in the Mortgage Loan Schedule) free and clear of any pledge, lien or security interest.

4. The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder.

5. Each related Mortgage Note, Mortgage, Assignment of Leases (if a document separate from the Mortgage) and other agreement executed by the related Mortgagor in connection with such Mortgage Loan is legal, valid and binding obligation of the related Mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except (i) that certain provisions contained in such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but neither the application of any such laws to any such provision nor the inclusion of any such provisions renders any of the Mortgage Loan documents invalid as a whole and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the rights and benefits afforded thereby and (ii) as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). The related Mortgage Note and Mortgage contain no provision limiting the right or ability of the Seller to assign, transfer and convey the related Mortgage Loan to any other Person. With respect to any Mortgaged Property that has tenants, there exists as either part of the Mortgage or as a separate document, an assignment of leases.

6. As of the date of its origination, there was no valid offset, defense, counterclaim, abatement or right to rescission with respect to any of the related Mortgage Notes, Mortgage(s) or other agreements executed in connection therewith, and, as of the Cut-Off Date, there is no valid offset, defense, counterclaim or right to rescission with respect to such Mortgage Note, Mortgage(s) or other agreements, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

7. Each related assignment of Mortgage and assignment of Assignment of Leases from the Seller to the Trustee constitutes the legal, valid and binding first priority assignment from the Seller, except as such enforcement may be limited by bankruptcy, insolvency, redemption, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Each Mortgage and Assignment of Leases is freely assignable.

8. Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property subject only to the exceptions set forth in paragraph (5) above and the following title exceptions (each such title exception, a "Title Exception", and collectively, the "Title Exceptions"): (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (c) the exceptions (general and specific) and exclusions set forth in the applicable policy described in paragraph (12) below or appearing of record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (d) other matters to which like properties are commonly subject, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (e) the right of tenants (whether under ground leases, space leases or operating leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases) and (f) if such Mortgage Loan is cross-collateralized with any other Mortgage Loan, the lien of the Mortgage for such other Mortgage Loan, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property. Except with respect to cross-collateralized and cross-defaulted Mortgage Loans and as provided below, there are no mortgage loans that are senior or pari passu with respect to the related Mortgaged Property or such Mortgage Loan.

9. UCC Financing Statements have been filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), in all public places necessary to perfect a valid security interest in all items of personal property located on the Mortgaged Property that are owned by the Mortgagor and either (i) are reasonably necessary to operate the Mortgaged Property or (ii) are (as indicated in the appraisal obtained in connection with the origination of the related Mortgage Loan) material to the value of the Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such Mortgage Loan or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing, and the Mortgages, security agreements, chattel Mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loan establish and create a valid and enforceable lien and priority security interest on such items of personalty except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditor's rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

10. All real estate taxes and governmental assessments, or installments thereof, which would be a lien on the Mortgaged Property and that prior to the Cut-Off Date have become delinquent in respect of each related Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established. For purposes of this representation and warranty, real estate taxes and governmental assessments and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

11. To the Seller's actual knowledge as of the Cut-Off Date, and to the Seller's actual knowledge based solely upon due diligence customarily performed with the origination of comparable Mortgage Loans by the Seller, each related Mortgaged Property was free and clear of any material damage (other than deferred maintenance for which escrows were established at origination) that would affect materially and adversely the value of such Mortgaged Property as security for the Mortgage Loan and to the Seller's actual knowledge as of the Cut-Off Date there was no proceeding pending or, based solely upon the delivery of written notice thereof from the appropriate condemning authority, threatened for the total or partial condemnation of such Mortgaged Property.

12. The lien of each related Mortgage as a first priority lien in the original principal amount of such Mortgage Loan after all advances of principal (as set forth on the Mortgage Loan Schedule) is insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, insuring the Seller, its successors and assigns, subject only to the Title Exceptions; the mortgagee or its successors or assigns is the sole named insured of such policy; such policy is assignable without consent of the insurer and will inure to the benefit of the Trustee as mortgagee of record; is in full force and effect upon the consummation of the transactions contemplated by this Agreement; all premiums thereon have been paid; no claims have been made under such policy and the Seller has not done anything, by act or omission, and the Seller has no actual knowledge of any matter, which would impair or diminish the coverage of such policy. The insurer issuing such policy is either
      (x) a nationally-recognized title insurance company or (y) qualified to do business in the jurisdiction in which the related Mortgaged Property is located to the extent required; such policy contains no material exclusions for, or affirmatively insures (except for any Mortgaged Property located in a jurisdiction where such insurance is not available) (a) access to public road or (b) against any loss due to encroachments of any material portion of the improvements thereon.

13. As of the date of its origination, all insurance coverage required under each related Mortgage, which insurance covered such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, and with respect to a fire and extended perils insurance policy, is in an amount (subject to a customary deductible) at least equal to the lesser of (i) the replacement cost of improvements located on such Mortgaged Property, or (ii) the outstanding principal balance of the Mortgage Loan, and in any event, the amount necessary to prevent operation of any co-insurance provisions; and, except if such Mortgaged Property is operated as a mobile home park, is also covered by business interruption or rental loss insurance, in an amount at least equal to 12 months of operations of the related Mortgaged Property, all of which was in full force and effect with respect to each related Mortgaged Property; and, as of the Cut-Off Date, to the actual knowledge of the Seller, all insurance coverage required under each Mortgage, which insurance covers such risks and is in such amounts as are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, is in full force and effect with respect to each related Mortgaged Property; all premiums due and payable through the Closing Date have been paid; and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller; and except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial and/or multifamily mortgage lender with respect to a similar Mortgage Loan and which are set forth in the related Mortgage, any insurance proceeds in respect of a casualty loss, will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property or (ii) the reduction of the outstanding principal balance of the Mortgage Loan, subject in either case to requirements with respect to leases at the related Mortgaged Property and to other exceptions customarily provided for by prudent institutional lenders for similar loans. The Mortgaged Property is also covered by comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Mortgaged Property, in an amount customarily required by prudent institutional lenders. An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zone 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss ("PML") for the Mortgaged Property in the event of an earthquake. In such instance, the PML was based on a 475 year lookback with a 10% probability of exceedance in a 50 year period. If the resulting report concluded that the PML would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least A-:V by A.M. Best Company or "BBB-" (or the equivalent) from S&P or "Baa3" (or the equivalent) from Moody's. If the Mortgaged Property is located in Florida or within 25 miles of the coast of Texas, Louisiana, Mississippi, Alabama, Georgia, North Carolina or South Carolina such Mortgaged Property is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of such Mortgage Loan and (ii) 100% of the full insurable value, or 100% of the replacement cost, of the improvements located on the related Mortgaged Property.

      The insurance policies contain a standard mortgagee clause naming the Seller, its successors and assigns as loss payee, in the case of a property insurance policy, and additional insured in the case of a liability insurance policy and provide that they are not terminable without 30 days prior written notice to the Mortgagee (or, with respect to non-payment, 10 days prior written notice to the Mortgagee) or such lesser period as prescribed by applicable law. Each Mortgage requires that the Mortgagor maintain insurance as described above or permits the Mortgagee to require insurance as described above, and permits the Mortgagee to purchase such insurance at the Mortgagor's expense if Mortgagor fails to do so.

14. (A) Other than payments due but not yet 30 days or more delinquent, to the Seller's actual knowledge, based upon due diligence customarily performed with the servicing of comparable mortgage loans by prudent institutional lenders, there is no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage Note, and to the Seller's actual knowledge no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any paragraph of this Schedule I and (B) the Seller has not waived any material default, breach, violation or event of acceleration under such Mortgage or Mortgage Note, except for a written waiver contained in the related Mortgage File being delivered to the Purchaser, and no such waiver has been granted since the date upon which the due diligence file related to the applicable Mortgage Loan was delivered to Clarion Partners, LLC, and pursuant to the terms of the related Mortgage or the related Mortgage Note and other documents in the related Mortgage File no Person or party other than the holder of such Mortgage Note may declare any event of default or accelerate the related indebtedness under either of such Mortgage or Mortgage Note.

15. As of the Closing Date, each Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Scheduled Payment.

16. Except with respect to ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated Repayment Date, the Mortgage Rate (exclusive of any default interest, late charges or prepayment premiums) of such Mortgage Loan is a fixed rate.

17. Each related Mortgage does not provide for or permit, without the prior written consent of the holder of the Mortgage Note, each related Mortgaged Property to secure any other promissory note or obligation except as expressly described in such Mortgage.

18. Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3)of the Code (without regard to Treasury Regulations Sections 1.860G-2(a)(3) or 1.860G-2(f)(2)), is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (1) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations Sections 1.856-3(c) and 1.856-3(d)) and such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (2) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of the Mortgage Loan (a) as of the Testing Date, or (b) as of the Closing Date. For purposes of the previous sentence, (1) the fair market value of the referenced interest in real property shall first be reduced by (a) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (b) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (2) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (a) such Mortgage Loan was modified after the date of its origination in a manner that would cause a "significant modification" of such Mortgage Loan within the meaning of Treasury Regulations Section 1.1001-3(b), and (b) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing Date shall be the date upon which the latest such "significant modification" occurred.

19. One or more environmental site assessments or updates thereof (meeting American Society for Testing and Materials (ASTM) standards) were performed by an environmental consulting firm independent of the Seller and the Seller's affiliates with respect to each related Mortgaged Property during the 18-months preceding the origination of the related Mortgage Loan, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s) referenced herein, has no actual knowledge and has received no notice of any material adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s). If any such environmental report identified any Recognized Environmental Condition (REC), as that term is defined in the Standard Practice for Environmental Site Assessments: Phase I Environmental Site Assessment Process Designation: E 1527-00, as recommended by the American Society for Testing and Materials (ASTM), with respect to the related Mortgaged Property and the same have not been subsequently addressed in all material respects, then either (i) an escrow of 100% or more of the amount identified as necessary by the environmental consulting firm to address the REC is held by the Seller for purposes of effecting same (and the borrower has covenanted in the Mortgage Loan documents to perform such work), (ii) the related borrower or other responsible party having financial resources reasonably estimated to be adequate to address the REC is required to take such actions or is liable for the failure to take such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority or any environmental law or regulation, (iii) the borrower has provided an environmental insurance policy, (iv) an operations and maintenance plan has been or will be implemented or (v) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation. All environmental assessments or updates that were in the possession of the Seller and that relate to a Mortgaged Property insured by an environmental insurance policy have been delivered to or disclosed to the environmental insurance carrier or insurance broker issuing such policy prior to the issuance of such policy. The Mortgage Loan documents require the borrower to comply with all applicable environmental laws and each Mortgagor has agreed to indemnify the mortgagee for any losses resulting from any material, adverse environmental condition or failure of the Mortgagor to abide by such laws or has provided environmental insurance.

20. Each related Mortgage and Assignment of Leases, together with applicable state law, contains customary and enforceable provisions for comparable mortgaged properties similarly situated such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, subject to the effects of bankruptcy, insolvency, reorganization, receivership, moratorium, redemption, liquidation or similar law affecting the right of creditors and the application of principles of equity.

21. No Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding.

22. Each Mortgage Loan is a whole loan (except with respect to the Co-Lender Loans) and contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property or, other than the ARD Loans, provide for negative amortization. The Seller holds no preferred equity interest.

23. Subject to certain exceptions, which are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property, each related Mortgage or loan agreement contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without complying with the requirements of the Mortgage or loan agreement, (a) the related Mortgaged Property, or any controlling interest in the related Mortgagor, is directly transferred or sold (other than by reason of family and estate planning transfers, transfers by devise, descent or operation of law upon the death of a member, general partner or shareholder of the related Borrower and transfers of less than a controlling interest (as such term is defined in the related Mortgage Loan documents) in a mortgagor, issuance of non-controlling new equity interests, transfers among existing members, partners or shareholders in the Mortgagor or an affiliate thereof, transfers among affiliated Mortgagors with respect to Crossed Loans or multi-property Mortgage Loans or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan (such as pledges of ownership interests that do not result in a change of control) or a substitution or release of collateral within the parameters of paragraph (26) below), or (b) the related Mortgaged Property or controlling interest in the borrower is encumbered in connection with subordinate financing by a lien or security interest against the related Mortgaged Property, other than any existing permitted additional debt. The Mortgage Loan documents require the borrower to pay all reasonable costs incurred by the Mortgagor with respect to any transfer, assumption or encumbrance requiring lender's approval.

24. Except as set forth in the related Mortgage File, the terms of the related Mortgage Note and Mortgage(s) have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage and no such waiver, modification, alteration, satisfaction, impairment, cancellation, subordination or recission has occurred since the date upon which the due diligence file related to the applicable Mortgage Loan was delivered to Clarion Capital, LLC.

25. Each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate during the 12 month period prior to the related origination date.

26. Since origination, no material portion of the related Mortgaged Property has been released from the lien of the related Mortgage in any manner which materially and adversely affects the value of the Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage, and, except with respect to Mortgage Loans (a) which permit defeasance by means of substituting for the Mortgaged Property (or, in the case of a Mortgage Loan secured by multiple Mortgaged Properties, one or more of such Mortgaged Properties) "government securities" as defined in the Investment Company Act of 1940, as amended, sufficient to pay the Mortgage Loans (or portions thereof) in accordance with their terms, (b) where a release of the portion of the Mortgaged Property was contemplated at origination and such portion was not considered material for purposes of underwriting the Mortgage Loan,
      (c) where release is conditional upon the satisfaction of certain underwriting and legal requirements and the payment of a release price that represents adequate consideration for such Mortgaged Property or the portion thereof that is being released, (d) which permit the related Mortgagor to substitute a replacement property in compliance with REMIC Provisions or (e) which permit the release(s) of unimproved out-parcels or other portions of the Mortgaged Property that will not have a material adverse affect on the underwritten value of the security for the Mortgage Loan or that were not allocated to any value in the underwriting during the origination of the Mortgage Loan, the terms of the related Mortgage do not provide for release of any portion of the Mortgaged Property from the lien of the Mortgage except in consideration of payment in full therefor.

27. To the Seller's actual knowledge, based upon a letter from governmental authorities, a legal opinion, an endorsement to the related title policy, or based upon other due diligence considered reasonable by prudent commercial conduit mortgage lenders in the area where the applicable Mortgaged Property is located, as of the date of origination of such Mortgage Loan and as of the Cut-Off Date, there are no material violations of any applicable zoning ordinances, building codes and land laws applicable to the Mortgaged Property or the use and occupancy thereof which (i) are not insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy or (ii) would have a material adverse effect on the value, operation or net operating income of the Mortgaged Property. The Mortgage Loan documents require the Mortgaged Property to comply with all applicable laws and ordinances.

28. To the Seller's actual knowledge based on surveys and/or the title policy referred to herein obtained in connection with the origination of each Mortgage Loan, none of the material improvements which were included for the purposes of determining the appraised value of the related Mortgaged Property at the time of the origination of the Mortgage Loan lies outside of the boundaries and building restriction lines of such property (except Mortgaged Properties which are legal non-conforming uses), to an extent which would have a material adverse affect on the value of the Mortgaged Property or related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by title insurance) and no improvements on adjoining properties encroached upon such Mortgaged Property to any material and adverse extent (unless affirmatively covered by title insurance).

29. With respect to at least 95% of such Seller's Mortgage Loans (by balance) having a Cut-Off Date Balance in excess of 1% of the Initial Pool Balance, the related Mortgagor has covenanted in its organizational documents and/or the Mortgage Loan documents to own no significant asset other than the related Mortgaged Property or Mortgaged Properties, as applicable, and assets incidental to its ownership and operation of such Mortgaged Property, and to hold itself out as being a legal entity, separate and apart from any other Person.

30. No advance of funds has been made other than pursuant to the loan documents, directly or indirectly, by the Seller to the Mortgagor and, to the Seller's actual knowledge, no funds have been received from any Person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage.

31. As of the date of origination and, to the Seller's actual knowledge, as of the Cut-Off Date, there was no pending action, suit or proceeding, or governmental investigation of which it has received notice, against the Mortgagor or the related Mortgaged Property the adverse outcome of which could reasonably be expected to materially and adversely affect such Mortgagor's ability to pay principal, interest or any other amounts due under such Mortgage Loan or the security intended to be provided by the Mortgage Loan documents or the current use of the Mortgaged Property.

32. As of the date of origination, and, to the Seller's actual knowledge, as of the Cut-Off Date, if the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has either been properly designated and serving under such Mortgage or may be substituted in accordance with the Mortgage and applicable law.

33. The Mortgage Loan and the interest (exclusive of any default interest, late charges or prepayment premiums) contracted for complied as of the date of origination with, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

34. Except with respect to the Companion Loan of any Co-Lender Loan, the related Mortgage Note is not secured by any collateral that secures a Mortgage Loan that is not in the Trust Fund and each Mortgage Loan that is cross-collateralized is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement.

35. The improvements located on the Mortgaged Property are either not located in a federally designated special flood hazard area or, if so located, the Mortgagor is required to maintain or the mortgagee maintains, flood insurance with respect to such improvements and such policy is in full force and effect in an amount no less than the lesser of (i) the original principal balance of the Mortgage Loan, (ii) the value of such improvements on the related Mortgaged Property located in such flood hazard area or (iii) the maximum allowed under the related federal flood insurance program.

36. All escrow deposits and payments required pursuant to the Mortgage Loan as of the Closing Date required to be deposited with the Seller in accordance with the Mortgage Loan documents have been so deposited, are in the possession, or under the control, of the Seller or its agent and there are no deficiencies in connection therewith.

37. To the Seller's actual knowledge, based on the due diligence customarily performed in the origination of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions with respect to the related geographic area and properties comparable to the related Mortgaged Property, as of the date of origination of the Mortgage Loan, the related Mortgagor, the related lessee, franchisor or operator was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged Property by the related Mortgagor, and, as of the Cut-Off Date, the Seller has no actual knowledge that the related Mortgagor, the related lessee, franchisor or operator was not in possession of such licenses, permits and authorizations. The Mortgage Loan documents require the borrower to maintain all such licenses, permits, authorizations and franchises.

38. The origination (or acquisition, as the case may be), servicing and collection practices used by the Seller with respect to the Mortgage Loan have been in all respects legal and have met customary industry standards for servicing of commercial mortgage loans for conduit loan programs.

39. Except for Mortgagors under Mortgage Loans the Mortgaged Property with respect to which includes a Ground Lease, the related Mortgagor (or its affiliate) has title in the fee simple interest in each related Mortgaged Property.

40. The Mortgage Loan documents for each Mortgage Loan provide that each Mortgage Loan is non-recourse to the related Mortgagor except that the related Mortgagor and an additional guarantor accepts responsibility for any loss incurred due to fraud on the part of the Mortgagor and/or other intentional material misrepresentation. Furthermore, the Mortgage Loan documents for each Mortgage Loan provide that the related Mortgagor and an additional guarantor shall be liable to the lender for losses incurred due to the misapplication or misappropriation of rents collected in advance or received by the related Mortgagor after the occurrence of an event of default and not paid to the Mortgagee or applied to the Mortgaged Property in the ordinary course of business, misapplication or conversion by the Mortgagor of insurance proceeds or condemnation awards or breach of the environmental covenants in the related Mortgage Loan documents.

41. Subject to the exceptions set forth in paragraph (5) and upon possession of the Mortgaged Property as required under applicable state law, the Assignment of Leases set forth in the Mortgage or separate from the related Mortgage and related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and enforceable lien and security interest in the related Mortgagor's interest in all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the real property.

42. With respect to such Mortgage Loan, any prepayment premium and Yield Maintenance Charge constitutes a "customary prepayment penalty" within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

43. If such Mortgage Loan contains a provision for any defeasance of mortgage collateral, such Mortgage Loan permits defeasance (1) no earlier than two years after the Closing Date and (2) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note. Such Mortgage Loan was not originated with the intent to collateralize a REMIC offering with obligations that are not real estate mortgages. In addition, if such Mortgage contains such a defeasance provision, it provides (or otherwise contains provisions pursuant to which the holder can require) that an opinion be provided to the effect that such holder has a first priority perfected security interest in the defeasance collateral. The related Mortgage Loan documents permit the lender to charge all of its expenses associated with a defeasance to the Mortgagor (including rating agencies' fees, accounting fees and attorneys' fees), and provide that the related Mortgagor must deliver (or otherwise, the Mortgage Loan documents contain certain provisions pursuant to which the lender can require) (a) an accountant's certification as to the adequacy of the defeasance collateral to make payments under the related Mortgage Loan for the remainder of its term,
      (b) an Opinion of Counsel that the defeasance complies with all applicable REMIC Provisions, and (c) assurances from the Rating Agencies that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the Certificates. Notwithstanding the foregoing, some of the Mortgage Loan documents may not affirmatively contain all such requirements, but such requirements are effectively present in such documents due to the general obligation to comply with the REMIC Provisions and/or deliver a REMIC Opinion of Counsel.

44. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

45. Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan.

46. Except with respect to the Companion Loan of any Co-Lender Loan, none of the Mortgaged Properties is encumbered, and none of the Mortgage Loan documents permits the related Mortgaged Property to be encumbered subsequent to the Closing Date without the prior written consent of the holder thereof, by any lien securing the payment of money junior to or of equal priority with, or superior to, the lien of the related Mortgage (other than Title Exceptions, taxes, assessments and contested mechanics and materialmens liens that become payable after the Cut-Off Date of the related Mortgage Loan).

47. Each related Mortgaged Property constitutes one or more complete separate tax lots (or the related Mortgagor has covenanted to obtain separate tax lots and a Person has indemnified the mortgagee for any loss suffered in connection therewith or an escrow of funds in an amount sufficient to pay taxes resulting from a breach thereof has been established) or is subject to an endorsement under the related title insurance policy.

48. An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan; and such appraisal satisfied either (A) the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation, or (B) the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act or 1989, in either case as in effect on the date such Mortgage Loan was originated.

49. In the origination and servicing of the Mortgage Loan, neither Seller nor any prior holder of the Mortgage Loan participated in any fraud or intentional material misrepresentation with respect to the Mortgage Loan. To Seller's knowledge, no Mortgagor or guarantor originated a Mortgage Loan.

50. The related Mortgage Loan documents require the Mortgagor to provide the mortgagee with certain financial information at the times required under the related Mortgage Loan documents.

51. Each Mortgaged Property is served by public utilities, water and sewer (or septic facilities) and otherwise appropriate for the use in which the Mortgaged Property is currently being utilized.

52. With respect to each Mortgage Loan secured by a leasehold interest (except with respect to any Mortgage Loan also secured by a fee interest in the related Mortgaged Property), the Seller represents and warrants the following with respect to the related Ground Lease:

            (a) Such Ground Lease or a memorandum thereof has been or will be duly recorded no later than 30 days after the Closing Date and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date.

            (b) Upon the foreclosure of the Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to the mortgagee under the leasehold estate and its assigns without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing Date).

            (c) Such Ground Lease may not be amended, modified, canceled or terminated without the prior written consent of the mortgagee and any such action without such consent is not binding on the mortgagee, its successors or assigns, except termination or cancellation if (i) an event of default occurs under the Ground Lease, (ii) notice thereof is provided to the mortgagee and
(iii) such default is curable by the mortgagee as provided in the Ground Lease but remains uncured beyond the applicable cure period.

            (d) Such Ground Lease is in full force and effect and, to the actual knowledge of the Seller, at the Closing Date other than payments due but not yet 30 days or more delinquent (i) there is no material default, and (ii) there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease.

            (e) The Ground Lease or ancillary agreement between the lessor and the lessee requires the lessor to give notice of any default by the lessee to the mortgagee. The Ground Lease or ancillary agreement further provides that no notice given is effective against the mortgagee unless a copy has been given to the mortgagee in a manner described in the Ground Lease or ancillary agreement.

            (f) The Ground Lease (i) is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, subject, however, to only the Title Exceptions or (ii) is subject to a subordination, non-disturbance and attornment agreement to which the mortgagee on the lessor's fee interest in the Mortgaged Property is subject.

            (g) A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the Ground Lease) to cure any curable default under such Ground Lease before the lessor thereunder may terminate such Ground Lease.

            (h) Such Ground Lease has an original term (together with any extension options, whether or not currently exercised, set forth therein all of which can be exercised by the mortgagee if the mortgagee acquires the lessee's rights under the Ground Lease) that extends not less than 20 years beyond the Stated Maturity Date.

            (i) Under the terms of such Ground Lease, any estoppel or consent letter received by the mortgagee from the lessor, and the related Mortgage, taken together, any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment or defeasance of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except in cases where a different allocation would not be viewed as commercially unreasonable by any commercial mortgage lender, taking into account the relative duration of the Ground Lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage Loan).

            (j) The Ground Lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by a prudent commercial lender.

            (k) The ground lessor under such Ground Lease is required to enter into a new lease upon termination of the Ground Lease for any reason, including the rejection of the Ground Lease in bankruptcy.

                                   SCHEDULE II

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

Exceptions to Representation 8
------------------------------

--------------------------------------------------------------------------------
Loans                                    Description of Exception
-----                                    ------------------------
--------------------------------------------------------------------------------
1     175 West Jackson                   Each of these Mortgage Loans is
3     180 Maiden Lane                    cross-collateralized and
                                         cross-defaulted with its related pari
                                         passu Companion Loan, which are not
                                         included in the Mortgage Pool. In
                                         addition, each pari passu Companion
                                         Loan is secured by the same Mortgaged
                                         Property and the same Mortgage Loan
                                         securing its related Mortgage Loan.
--------------------------------------------------------------------------------

Exceptions to Representation 13
-------------------------------

--------------------------------------------------------------------------------
Loans                                    Description of Exception
-----                                    ------------------------
--------------------------------------------------------------------------------
60    Walgreens - Fort Lauderdale, FL    Tenant may self-insure and insurance
63    Walgreens - Missouri City          proceeds are delivered to borrower
64    Walgreens - Duluth, GA             directly.
65    Walgreens - Atlanta, GA
74    Walgreens - Windsor, CO
75    Eckerds - Simpsonville, SC
78    Eckerds - Winter Park , FL
82    Eckerds - Beverly Hills, FL
--------------------------------------------------------------------------------

Exception to Representation 17
------------------------------

--------------------------------------------------------------------------------
1     175 West Jackson                   Each of these Mortgage Loans is
2     Coastal Grand                      cross-collateralized and
3     180 Maiden Lane                    cross-defaulted with its related
7     ADG MHP Pool One                   Companion Loan, which, in some cases,
20    Penn's Purchase                    is/are not included in the Mortgage
22    Torrington Commons                 Pool.  In addition, each Companion
32    Hampton Inn and Suites             Loan is secured by the same Mortgaged
46    ADG - Lannon Estates               Property and the same Mortgage Loan
53    ADG - Cedar Crossing Apartments    securing its related Mortgage Loan.
56    Chapel Park Apartments
86    ADG - Forest Down Apartments
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
42    Suntree Apartments                 Permits future secured debt without
                                         mortgagee consent, but subject to LTV
                                         and DSCR tests.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
46    ADG - Lannon Estates               The Mortgaged Property is encumbered
                                         by subordinated secured debt, subject
                                         to the terms of a subordination and
                                         standstill agreement.
--------------------------------------------------------------------------------

Exception to Representation 22
------------------------------

--------------------------------------------------------------------------------
Loans                                    Description of Exception
-----                                    ------------------------
--------------------------------------------------------------------------------
81                                       The 17th Street Loft Apartments
                                         Wachovia Affordable Housing Community
                                         Development Corporation has an indirect
                                         ownership interest in the Borrower as a
                                         tax credit investor.

--------------------------------------------------------------------------------

Exception to Representation 23
------------------------------

--------------------------------------------------------------------------------
Loans                                    Description of Exception
-----                                    ------------------------
--------------------------------------------------------------------------------
1     175 West Jackson                   Future mezzanine debt is permitted.
27    Dupont Place Apartments
36    Continental Plaza Office Building
42    Suntree Apartments

--------------------------------------------------------------------------------
42    Suntree Apartments                 Permits future secured debt without
                                         mortgagee consent, but subject to LTV
                                         and DSCR tests.
--------------------------------------------------------------------------------
81    The 17th Street Loft Apartments    The loan documents allow for transfers
                                         among the limited partners and give
                                         Seventeenth Street Lofts L.L.C., the
                                         general partner of the tenant, the
                                         right to purchase Wachovia Affordable
                                         Housing Community Development
                                         Corporation's 99.99% ownership
                                         interest in the tenant.
--------------------------------------------------------------------------------

Exception to Representation 40
------------------------------

--------------------------------------------------------------------------------
Loans                                    Description of Exception
-----                                    ------------------------
--------------------------------------------------------------------------------
4     Deer Valley Village Apartments     The tenant in common guarantors only
                                         have liability for fraud.
--------------------------------------------------------------------------------

Exception to Representation 46
------------------------------

--------------------------------------------------------------------------------
Loans                                    Description of Exception
-----                                    ------------------------
--------------------------------------------------------------------------------
42    Suntree Apartments                 Permits future secured debt without
                                         mortgagee consent, but subject to LTV
                                         and DSCR tests.
--------------------------------------------------------------------------------
46    ADG - Lannon Estates               The Mortgaged Property is encumbered
                                         by subordinated secured debt, subject
                                         to the terms of a subordination and
                                         standstill agreement.
--------------------------------------------------------------------------------

Exception to Representation 52(c)
---------------------------------

--------------------------------------------------------------------------------
Loans                                    Description of Exception
-----                                    ------------------------
--------------------------------------------------------------------------------
51    Lake Forest Apartments             The ground lease is silent on this
                                         issue.
--------------------------------------------------------------------------------

Exception to Representation 52(e)
---------------------------------
--------------------------------------------------------------------------------
Loans                                    Description of Exception
-----                                    ------------------------
--------------------------------------------------------------------------------
51    Lake Forest Apartments             The ground lease is silent on notice
                                         and cure rights.
--------------------------------------------------------------------------------

Exception to Representation 52(g)
---------------------------------

--------------------------------------------------------------------------------
Loans                                    Description of Exception
-----                                    ------------------------
--------------------------------------------------------------------------------
51    Lake Forest Apartments             The ground lease is silent on notice
                                         and cure rights.
--------------------------------------------------------------------------------

Exception to Representation 52(k)
---------------------------------

--------------------------------------------------------------------------------
Loans                                    Description of Exception
-----                                    ------------------------
--------------------------------------------------------------------------------
51    Lake Forest Apartments             The ground lease is silent on entering
                                         into a new lease upon termination of
                                         the old lease.
--------------------------------------------------------------------------------

                                    EXHIBIT A

                             Mortgage Loan Schedule


    Mortgage           Loan
 Loan Number   Group Number   Property Name
           1              1   175 West Jackson
           2              1   Coastal Grand Mall
           3              1   180 Maiden Lane
           4              1   Gale Office Pool
         4.1                  20 Waterview Boulevard
         4.2                  85 Livingston Avenue
         4.3                  6 Becker Farm Road
         4.4                  75 Livingston Avenue
           5              2   Deer Valley Village Apartments
           7              1   ADG MHP Pool One
         7.1                  Spacious Acres
         7.2                  Skyview Terrace
         7.3                  Meadowview Place
         7.4                  Harbor Lights
         7.5                  Shorecrest Pointe
         7.6                  Lakeland
         7.7                  Cardinal Crest
         7.8                  Park Ridge
         7.9                  River View Manor
        7.10                  Balsam Lake
        7.11                  Monroe Estates
        7.12                  Camelot Terrace
        7.13                  Oak Manor
        7.14                  Falls View
        7.15                  Forest Junction
        7.16                  Reeseville
        7.17                  Indianhead Manor
        7.18                  Foxx Glen
        7.19                  Willow Grove
        7.20                  Lake Bluff
        7.21                  Markesan
        7.22                  Forest Glen
           8              1   Slatten Ranch (Western Phase)
           9              1   1900 L Street
          10              1   10 Independence Boulevard
          11              1   35 Waterview Boulevard
          13              1   4 Sylvan Way
          14              1   Mahopac Village Center
          16              1   Plaza West
          17              1   Ridge Plaza
          18              1   Broadmoor Towne Center - North
          20              1   Penn's Purchase II
          21              1   Shops at Lufkin
          22              1   Torrington Commons
          23              2   The Meridian Apartments
          24              1   Omni Hotel - Newport News, VA
          25              2   Monticello of 42nd Street Apartments
          26              1   Dove Run Shopping Center
          27              2   Dupont Place Apartments
          28              1   10 East Baltimore Street
          29              2   Glen Eagles Apartments
          30              2   Waterstone Landing Apartments
          31              1   Forest Park
          32              1   Hampton Inn & Suites - Islamorada, FL
          33              1   The Village at Union Mills
          35              1   University Marketplace
          36              1   Continental Plaza Office Building
          37              1   Arlington Square Apartments
          38              1   Hyde Park Apartments
          42              2   Suntree Apartments
          43              1   Terra Vista Town Center - Parcels 10,11,12
          44              1   Peter Jefferson Place V
          45              1   University Place Shopping Center
          46              1   ADG - Lannon Estates
          49              2   Pine Court II
          50              1   Green Hills Mobile Home Park
          51              1   Lake Forest Apartments
          52              2   Windsor Village Apartments
          53              1   ADG - Cedar Crossing Apartments
          54              1   Burlingame Industrial Pool
        54.1                  302-332 Lang Road
        54.2                  833 Mahler Road
        54.3                  371-381 Beach Road
          55              2   Sprague Court Apartments
          56              2   Chapel Park Apartments
          58              2   Park Chase Apartments
          59              1   Cary Square Shopping Center
          60              1   Walgreens - Fort Lauderdale, FL
          63              1   Walgreens - Missouri City, TX
          64              1   Walgreens - Duluth, GA
          65              1   Walgreens - Atlanta, GA
          68              1   Eckerd - Augusta, GA
          70              2   Landmark Apartments
          74              1   Walgreens - Windsor, CO
          75              1   Eckerd - Simpsonville, SC
          77              2   5051 New Hampshire Avenue, NW & 5021, 5051, 5055, and 5061 1st Street, NW
          78              1   Eckerd - Winter Park, FL
          79              1   Terra Vista Town Center - Parcel 8
          81              2   The 17th Street Loft Apartments
          82              1   Eckerd - Beverly Hills, FL
          86              1   ADG - Forest Down Apartments
                     B-Note   180 Maiden Lane
                     B-Note   175 West Jackson
    Mortgage
 Loan Number   Address                                                                     City
           1   175 West Jackson Boulevard                                                  Chicago
           2   2000 Coastal Grande Circle                                                  Myrtle Beach
           3   180 Maiden Lane                                                             New York
           4   Various                                                                     Various
         4.1   20 Waterview Boulevard                                                      Parsippany
         4.2   85 Livingston Avenue                                                        Roseland
         4.3   6 Becker Farm Road                                                          Roseland
         4.4   75 Livingston Avenue                                                        Roseland
           5   3010 West Yorkshire Drive                                                   Phoenix
           7   Various                                                                     Various
         7.1   1211 Lakeview Drive                                                         Sullivan
         7.2   2742 Main Street                                                            East Troy
         7.3   2400 Johnson Street                                                         Janesville
         7.4   952 Paradise Lane                                                           Menasha
         7.5   8743 Sheridan Road                                                          Kenosha
         7.6   855 East Lake Street                                                        Lake Mills
         7.7   906 19th Street                                                             Brodhead
         7.8   1300 Michigain Avenue                                                       Iron Mountain
         7.9   640 Meadow Street                                                           Amery
        7.10   13 Tilltag Drive                                                            Balsam Lake
        7.11   560 West 21st Street                                                        Monroe
        7.12   1140 Arthur Boulevard                                                       Pulaski
        7.13   600 Oak Street                                                              Waupaca
        7.14   601 North Main Street                                                       Fall River
        7.15   W2377 & W2389 Highway 10                                                    Forest Junction
        7.16   404 Lincoln Avenue                                                          Reeseville
        7.17   815 Park Avenue                                                             Chippewa Falls
        7.18   3920 Hall Avenue                                                            Marinette
        7.19   211 East Willow Grove                                                       Spencer
        7.20   927 Miller Street                                                           Kewaunee
        7.21   531 West John Street                                                        Markesan
        7.22   1450 Myrtle Street                                                          Marinette
           8   5709-5739 Lone Tree Way                                                     Antioch
           9   1900 L Street                                                               Washington, DC
          10   10 Independence Boulevard                                                   Warren
          11   35 Waterview Boulevard                                                      Parsippany
          13   4 Sylvan Way                                                                Parsippany
          14   Route 6 at Miller Road                                                      Mahopac
          16   4733 Bethesda Avenue                                                        Bethesda
          17   5734 Berkshire Valley Road                                                  Oak Ridge
          18   1802-1972 Southgate Road                                                    Colorado Springs
          20   5861 York Road                                                              Buckingham Township
          21   4505 South Medford Drive                                                    Lufkin
          22   211 High Street                                                             Torrington
          23   1720 South Depot Street                                                     Santa Maria
          24   1000 Omni Boulevard                                                         Newport News
          25   14010 42nd Street                                                           Tampa
          26   Route 299 and Brick Mill Road                                               Middletown
          27   2334 Fuller Way                                                             Tucker
          28   10 East Baltimore Street                                                    Baltimore
          29   9416 East 65th Street                                                       Tulsa
          30   5995 Waterstone Oak Way                                                     Memphis
          31   53 Forest Avenue                                                            Greenwich
          32   80001 Overseas Highway                                                      Islamorada
          33   1546 Marvin Road Southeast                                                  Lacey
          35   8300 Pines Boulevard                                                        Pembroke Pines
          36   3250 Mary Street                                                            Coconut Grove
          37   29-41 Mulberry Lane & 2600-2731 Mulberry Lane                               Greenville
          38   1996-2215 Hyde Drive                                                        Greenville
          42   8650 West Peoria Avenue                                                     Peoria
          43   10700, 10710 & 10730 Foothill Boulevard                                     Rancho Cucamonga
          44   590 Peter Jefferson Parkway                                                 Charlottesville
          45   2343-2401 North 48th Street and 4680-4690 Leighton Avenue                   Lincoln
          46   20179 West Good Hope Road                                                   Lannon
          49   611-617 West Cary Street                                                    Richmond
          50   210 Green Hill Drive                                                        Green Lane
          51   410 Lake Forest Drive                                                       Brandon
          52   346 Woodstone Road                                                          Clinton
          53   5802 Rose Bay Court                                                         Frederick
          54   Various                                                                     Burlingame
        54.1   302-332 Lang Road                                                           Burlingame
        54.2   833 Mahler Road                                                             Burlingame
        54.3   371-381 Beach Road                                                          Burlingame
          55   6600 Blakemore Street                                                       Philadelphia
          56   3409 Primm Lane                                                             Hoover
          58   8110-8118 Verree Road                                                       Philadelphia
          59   642-696 West Northwest Highway                                              Cary
          60   1680 SE 17th Street                                                         Fort Lauderdale
          63   2203 Texas Parkway                                                          Missouri City
          64   6410 West Johns Crossing                                                    Duluth
          65   7530 Roswell Road                                                           Atlanta
          68   3137 Peach Orchard Road                                                     Augusta
          70   160 Broadway Drive                                                          Clinton
          74   1480 Main Street                                                            Windsor
          75   202 Scuffletown Road                                                        Simpsonville
          77   5051 New Hampshire Avenue, NW & 5021, 5051, 5055, and 5061 1st Street, NW   Washington, DC
          78   7496 University Boulevard                                                   Winter Park
          79   10740 Foothill Boulevard                                                    Rancho Cucamonga
          81   333 Oliver Hill Way                                                         Richmond
          82   3545 North Lecanto Highway                                                  Beverly Hills
          86   10224 West Forest Home Avenue                                               Hales Corners
               180 Maiden Lane                                                             New York
               175 West Jackson Boulevard                                                  Chicago
    Mortgage                                                     Cut-Off Date
 Loan Number      State   Zip Code   County                  Loan Balance ($)
                                                            -----------------
           1         IL      60604   Cook                      112,500,000.00
           2         SC      29577   Horry                      99,834,321.03
           3         NY      10038   Manhattan                  93,000,000.00
           4         NJ    Various   Various                    72,955,000.00
         4.1         NJ      07054   Morris
         4.2         NJ      07068   Essex
         4.3         NJ      07068   Essex
         4.4         NJ      07068   Essex
           5         AZ      85027   Maricopa                   51,150,000.00
           7    Various    Various   Various                    30,480,000.00
         7.1         WI      53178   Jefferson
         7.2         WI      53120   Walworth
         7.3         WI      53545   Rock
         7.4         WI      54952   Winnebago
         7.5         WI      53140   Kenosha
         7.6         WI      53551   Jefferson
         7.7         WI      53520   Green
         7.8         MI      49801   Dickinson
         7.9         WI      54001   Polk
        7.10         WI      54810   Polk
        7.11         WI      53566   Green
        7.12         WI      54162   Brown
        7.13         WI      54981   Waupaca
        7.14         WI      53932   Columbia
        7.15         WI      54110   Calumet
        7.16         WI      53551   Dodge
        7.17         WI      54729   Chippewa
        7.18         WI      54143   Marinette
        7.19         WI      54479   Marathon
        7.20         WI      54216   Kewaunee
        7.21         WI      53946   Green Lake
        7.22         WI      54143   Marinette
           8         CA      94509   Contra Costa               26,000,000.00
           9         DC      20036   District of Columbia       22,750,000.00
          10         NJ      07059   Somerset                   20,900,000.00
          11         NJ      07054   Morris                     20,400,000.00
          13         NJ      07054   Morris                     18,000,000.00
          14         NY      10541   Putnam                     18,000,000.00
          16         MD      20814   Montgomery                 17,650,000.00
          17         NJ      07438   Morris                     16,982,565.82
          18         CO      80906   El Paso                    16,770,484.30
          20         PA      18931   Bucks                      14,611,158.03
          21         TX      75901   ANGELINA                   14,056,000.00
          22         CT      06790   Litchfield                 13,650,000.00
          23         CA      93458   Santa Barbara County       13,500,000.00
          24         VA      23606   Newport News City          13,424,919.84
          25         FL      33613   Hillsborough               12,989,646.17
          26         DE      19709   New Castle                 12,721,065.35
          27         GA      30084   Dekalb                     12,700,000.00
          28         MD      21202   Baltimore City             12,500,000.00
          29         OK      74133   Tulsa                      12,500,000.00
          30         TN      38115   Shelby                     12,240,000.00
          31         CT      06830   Fairfield                  12,000,000.00
          32         FL      33036   Monroe                     11,816,808.71
          33         WA      98503   Thurston                   11,000,000.00
          35         FL      33024   Broward                    10,000,000.00
          36         FL      33133   Miami-Dade                  9,250,000.00
          37         NC      27858   Pitt                        8,791,295.41
          38         NC      27858   Pitt                        8,091,987.82
          42         AZ      85345   Maricopa                    7,200,000.00
          43         CA      91730   San Bernardino              6,951,054.63
          44         VA      22911   Albermarle                  6,725,120.73
          45         NE      68504   Lancaster                   5,984,373.30
          46         WI      53046   Waukesha                    5,832,000.00
          49         VA      23220   Richmond City               5,536,879.90
          50         PA      18054   Montgomery                  5,162,598.18
          51         MS      39042   Rankin                      5,160,000.00
          52         MS      39056   Hinds                       4,800,000.00
          53         MD      21703   Frederick                   4,640,000.00
          54         CA      94010   San Mateo                   4,600,000.00
        54.1         CA      94010   San Mateo
        54.2         CA      94010   San Mateo
        54.3         CA      94010   San Mateo
          55         PA      19119   Philadelphia                4,400,000.00
          56         AL      35216   Jefferson                   4,275,888.73
          58         PA      19111   Philadelphia                4,188,237.48
          59         IL      60013   McHenry                     4,000,000.00
          60         FL      33316   Broward                     3,992,282.67
          63         TX      77489   Fort Bend                   3,377,777.00
          64         GA      30097   Fulton                      3,330,519.33
          65         GA      30350   Fulton                      3,300,577.59
          68         GA      30906   Richmond                    3,197,374.61
          70         MS      39056   Hinds                       3,120,000.00
          74         CO      80550   Weld                        2,871,000.00
          75         SC      29681   Greenville                  2,723,361.95
          77         DC      20011   District of Columbia        2,371,405.84
          78         FL      32792   Orange                      2,290,256.07
          79         CA      91730   San Bernardino              2,210,613.01
          81         VA      23219   Richmond City               2,000,000.00
          82         FL      34465   Citrus                      1,891,950.66
          86         WI      53130   Milwaukee                   1,232,000.00
                     NY      10038   Manhattan                  69,500,000.00
                     IL      60604   Cook                       55,000,000.00
    Mortgage       Monthly P&I
 Loan Number      Payments ($)        Grace Days   Mortgage Rate (%)  Number of Units   Unit of Measure
           1        664,401.87                              5.8600%         1,449,067           Sq. Ft.
           2        589,845.64                10            5.0900%           444,372           Sq. Ft.
           3                IO                              5.4100%         1,088,763           Sq. Ft.
           4        449,671.08                              6.2600%           573,877           Sq. Ft.
         4.1                                                                  226,142           Sq. Ft.
         4.2                                                                  128,786           Sq. Ft.
         4.3                                                                   94,402           Sq. Ft.
         4.4                                                                  124,547           Sq. Ft.
           5                IO                              5.0300%               832             Units
           7        175,171.52                              5.6100%             1,754              Pads
         7.1                                                                       80              Pads
         7.2                                                                       90              Pads
         7.3                                                                      109              Pads
         7.4                                                                       59              Pads
         7.5                                                                       16              Pads
         7.6                                                                       82              Pads
         7.7                                                                       76              Pads
         7.8                                                                       95              Pads
         7.9                                                                       62              Pads
        7.10                                                                       25              Pads
        7.11                                                                       84              Pads
        7.12                                                                       22              Pads
        7.13                                                                      116              Pads
        7.14                                                                      102              Pads
        7.15                                                                       90              Pads
        7.16                                                                       94              Pads
        7.17                                                                       53              Pads
        7.18                                                                       78              Pads
        7.19                                                                       81              Pads
        7.20                                                                      109              Pads
        7.21                                                                      182              Pads
        7.22                                                                       49              Pads
           8        148,441.81                              5.5500%           118,250           Sq. Ft.
           9        128,459.22                              5.4500%           103,449           Sq. Ft.
          10        138,000.12                              6.2600%           120,528           Sq. Ft.
          11        125,739.02                              6.2600%           172,313           Sq. Ft.
          13        118,851.78                              6.2600%           105,135           Sq. Ft.
          14        103,561.34                              5.6200%           148,287           Sq. Ft.
          16        107,986.27                              6.1900%            98,988           Sq. Ft.
          17         92,824.46                              5.1500%           114,903           Sq. Ft.
          18        102,676.86                              6.1800%           143,553           Sq. Ft.
          20         82,855.72                              5.4800%           109,567           Sq. Ft.
          21         83,371.27                              5.9000%           110,981           Sq. Ft.
          22         77,674.57                              5.5200%           128,781           Sq. Ft.
          23         73,879.98                              5.1700%               236             Units
          24         91,927.09                              6.6400%               182             Rooms
          25         79,199.66                              6.1500%               132             Units
          26         68,444.76                              5.0000%            96,091           Sq. Ft.
          27         75,003.59                              5.8600%               217             Units
          28         71,366.25                              5.5500%           168,400           Sq. Ft.
          29         71,681.07                              5.5900%               424             Units
          30         67,741.44                              5.2700%               378             Units
          31         67,159.15                              5.3700%            42,275           Sq. Ft.
          32         81,138.21                              6.6700%                79             Rooms
          33         61,083.51                              5.3000%               182             Units
          35                IO                              5.4300%           125,704           Sq. Ft.
          36         51,768.51                              5.3700%            80,509           Sq. Ft.
          37         48,866.81                              5.3000%               222             Units
          38         44,979.68                              5.3000%               168             Units
          42         39,313.89                              5.1500%               216             Units
          43         39,940.69                              5.5900%            32,147           Sq. Ft.
          44         45,450.03                              6.4700%            73,954           Sq. Ft.
          45         36,359.69                              6.1000%           123,036           Sq. Ft.
          46         33,517.07                              5.6100%               166              Pads
          49         35,079.78                              6.5000%                67             Units
          50         27,964.45                              5.0700%               146              Pads
          51         28,397.91                              5.2200%               136             Units
          52         26,209.26                              5.1500%               136             Units
          53         26,666.53                              5.6100%               109             Units
          54         26,523.77                              5.6400%            62,575           Sq. Ft.
        54.1                                                                   16,400           Sq. Ft.
        54.2                                                                   22,375           Sq. Ft.
        54.3                                                                   23,800           Sq. Ft.
          55         25,176.30                              5.5700%               113             Units
          56         24,086.98                              5.4200%               116             Units
          58         24,616.89                              5.7900%               124             Units
          59         24,188.14                              6.0800%            79,997           Sq. Ft.
          60         23,368.33                              5.7600%            12,980           Sq. Ft.
          63         19,583.23                              5.6900%            14,560           Sq. Ft.
          64         19,431.45                              5.7300%            13,650           Sq. Ft.
          65         19,256.76                              5.7300%            15,070           Sq. Ft.
          68         19,247.42                              6.0300%            13,813           Sq. Ft.
          70         17,036.02                              5.1500%                96             Units
          74                IO                              5.5500%            14,560           Sq. Ft.
          75         16,410.32                              6.0300%            10,908           Sq. Ft.
          77         13,865.69                              5.7500%                66             Units
          78         14,400.03                              5.7000%            13,813           Sq. Ft.
          79         12,771.77                              5.6400%             9,021           Sq. Ft.
          81         11,544.72                              5.6500%                24             Units
          82         11,895.68                              5.7000%            13,813           Sq. Ft.
          86          7,080.42                              5.6100%                35             Units
                            IO                              5.4100%         1,088,763           Sq. Ft.
                    324,818.69                              5.8600%         1,449,067           Sq. Ft.

    Mortgage         Original Term to        Remaining Term to           Maturity     Original Amort    Remaining Amort
 Loan Number   Maturity or ARD (Mos.)   Maturity or ARD (Mos.)        Date or ARD        Term (Mos.)        Term (Mos.)
           1                      120                      118           09/11/14                360                360
           2                      120                      119           10/11/14                300                299
           3                       62                       60           11/11/09                 IO                 IO
           4                      120                      117           08/11/14                360                360
         4.1
         4.2
         4.3
         4.4
           5                       60                       59           10/11/09                 IO                 IO
           7                      120                      119           10/11/14                360                360
         7.1
         7.2
         7.3
         7.4
         7.5
         7.6
         7.7
         7.8
         7.9
        7.10
        7.11
        7.12
        7.13
        7.14
        7.15
        7.16
        7.17
        7.18
        7.19
        7.20
        7.21
        7.22
           8                      120                      118           09/11/14                360                360
           9                       84                       82           09/11/11                360                360
          10                      120                      117           08/11/14                300                300
          11                      120                      117           08/11/14                360                360
          13                      120                      117           08/11/14                300                300
          14                      120                      118           09/11/14                360                360
          16                      120                      118           09/11/14                360                360
          17                       60                       59           10/11/09                360                359
          18                      120                      118           09/11/14                360                358
          20                      120                      119           10/11/14                360                359
          21                      120                      120           11/11/14                360                360
          22                      120                      118           09/11/14                360                360
          23                      120                      119           10/11/14                360                360
          24                      120                      119           10/11/14                300                299
          25                      120                      119           10/11/14                360                359
          26                      120                      118           09/11/14                360                358
          27                      120                      118           09/11/14                360                360
          28                      120                      119           10/11/14                360                360
          29                      120                      118           09/11/14                360                360
          30                       60                       56           07/11/09                360                360
          31                      120                      119           10/11/14                360                360
          32                      120                      119           10/11/14                300                299
          33                      120                      120           11/11/14                360                360
          35                       60                       57           08/11/09                 IO                 IO
          36                       72                       71           10/11/10                360                360
          37                      120                      119           10/11/14                360                359
          38                      120                      119           10/11/14                360                359
          42                       60                       59           10/11/09                360                360
          43                      120                      118           09/11/14                360                358
          44                      180                      177           08/11/19                300                297
          45                      120                      117           08/11/14                360                357
          46                      120                      119           10/11/14                360                360
          49                      180                      177           08/11/19                360                357
          50                       60                       59           10/11/09                360                359
          51                      120                      118           09/11/14                360                360
          52                      120                      118           09/11/14                360                360
          53                      120                      119           10/11/14                360                360
          54                      120                      118           09/11/14                360                360
        54.1
        54.2
        54.3
          55                      120                      120           11/11/14                360                360
          56                       84                       83           10/11/11                360                359
          58                      120                      117           08/11/14                360                357
          59                      120                      118           09/11/14                360                360
          60                      120                      118           09/11/14                360                358
          63                      120                      119           10/11/14                360                360
          64                      120                      118           09/11/14                360                358
          65                      120                      118           09/11/14                360                358
          68                      120                      119           10/11/14                360                359
          70                      120                      118           09/11/14                360                360
          74                       84                       81           08/11/11                 IO                 IO
          75                      120                      118           09/11/14                360                358
          77                      120                      118           09/11/14                360                358
          78                      120                      117           08/11/14                300                297
          79                      120                      118           09/11/14                360                358
          81                      120                      119           10/11/14                360                360
          82                      120                      117           08/11/14                300                297
          86                      120                      119           10/11/14                360                360
                                   62                       60           11/11/09                 IO                 IO
                                  120                      118           09/11/14                360                360
    Mortgage                     Master Servicing                        Anticipated   Additional
 Loan Number     Ground Lease            Fee Rate         ARD Loans   Repayment Date   Interest Rate
           1              Fee             0.04000%                N
           2              Fee             0.04000%                N
           3              Fee             0.04000%                N
           4              Fee             0.04000%                N
         4.1
         4.2
         4.3
         4.4
           5              Fee             0.04000%                Y         10/11/09   Greater of Initial Interest Rate + 3.0% or
                                                                                       TCMYI + 3.0%
           7              Fee             0.04000%                N
         7.1
         7.2
         7.3
         7.4
         7.5
         7.6
         7.7
         7.8
         7.9
        7.10
        7.11
        7.12
        7.13
        7.14
        7.15
        7.16
        7.17
        7.18
        7.19
        7.20
        7.21
        7.22
           8              Fee             0.04000%                N
           9              Fee             0.04000%                N
          10              Fee             0.04000%                N
          11              Fee             0.04000%                N
          13              Fee             0.04000%                N
          14              Fee             0.04000%                N
          16              Fee             0.04000%                Y         09/11/14   Greater of Initial Interest Rate + 3.0% or
                                                                                       TCMYI + 3.0%
          17              Fee             0.04000%                N
          18        Leasehold             0.04000%                N
          20              Fee             0.04000%                N
          21              Fee             0.04000%                N
          22              Fee             0.04000%                N
          23              Fee             0.04000%                N
          24              Fee             0.04000%                N
          25              Fee             0.04000%                N
          26              Fee             0.04000%                N
          27              Fee             0.04000%                N
          28              Fee             0.04000%                N
          29              Fee             0.04000%                N
          30              Fee             0.04000%                N
          31              Fee             0.04000%                N
          32              Fee             0.04000%                N
          33              Fee             0.04000%                N
          35              Fee             0.04000%                Y         08/11/09   Greater of Initial Interest Rate + 3.0% or
                                                                                       TCMYI + 3.0%
          36              Fee             0.04000%                N
          37              Fee             0.04000%                N
          38              Fee             0.04000%                N
          42              Fee             0.04000%                N
          43              Fee             0.04000%                Y         09/11/14   Greater of Initial Interest Rate + 3.0% or
                                                                                       TCMYI + 3.0%
          44              Fee             0.04000%                N
          45              Fee             0.04000%                Y         08/11/14   Greater of Initial Interest Rate + 3.0% or
                                                                                       TCMYI + 3.0%
          46              Fee             0.04000%                N
          49              Fee             0.04000%                N
          50              Fee             0.04000%                N
          51        Leasehold             0.04000%                Y         09/11/14   Greater of Initial Interest Rate + 3.0% or
                                                                                       TCMYI + 3.0%
          52              Fee             0.04000%                Y         09/11/14   Greater of Initial Interest Rate + 3.0% or
                                                                                       TCMYI + 3.0%
          53              Fee             0.04000%                N
          54              Fee             0.04000%                N
        54.1
        54.2
        54.3
          55              Fee             0.04000%                N
          56              Fee             0.04000%                N
          58              Fee             0.04000%                N
          59              Fee             0.04000%                N
          60              Fee             0.04000%                N
          63              Fee             0.04000%                Y         10/11/14   Greater of interest rate + 2.5% or TCMYI
                                                                                       + 2.5%, increasing 0.25% annually
          64              Fee             0.04000%                N
          65              Fee             0.04000%                N
          68              Fee             0.04000%                N
          70              Fee             0.04000%                Y         09/11/14   Greater of Initial Interest Rate + 3.0% or
                                                                                       TCMYI + 3.0%
          74              Fee             0.04000%                Y         08/11/11   Greater of interest rate + 2.0% or
                                                                                       TCMYI + 2.0%.
          75              Fee             0.04000%                N
          77              Fee             0.04000%                N
          78              Fee             0.04000%                Y         08/11/14   Greater of Initial Interest Rate + 3.0% or
                                                                                       TCMYI + 3.0%
          79              Fee             0.04000%                Y         09/11/14   Greater of Initial Interest Rate + 3.0% or
                                                                                       TCMYI + 3.0%
          81              Fee             0.04000%                N
          82              Fee             0.04000%                Y         08/11/14   Greater of Initial Interest Rate + 3.0% or
                                                                                       TCMYI + 3.0%
          86              Fee             0.04000%                N
                          Fee             0.01000%                N
                          Fee             0.01000%                N
    Mortgage   Loan         Environmental   Cross Collateralized and                       Defeasance   Early
 Loan Number   Originator   Insurance       Cross Defaulted Loan Flag                      Loan (Y/N)   Defeasance   Secured by LC
           1   Wachovia     N                                                              Y            N            N
           2   Wachovia     N                                                              Y            N            N
           3   Wachovia     N                                                              Y            N            N
           4   Wachovia     N                                                              Y            N            N
         4.1
         4.2
         4.3
         4.4
           5   Wachovia     N                                                              Y            N            N
           7   Wachovia     N               ADG                                            Y            N            N
         7.1
         7.2
         7.3
         7.4
         7.5
         7.6
         7.7
         7.8
         7.9
        7.10
        7.11
        7.12
        7.13
        7.14
        7.15
        7.16
        7.17
        7.18
        7.19
        7.20
        7.21
        7.22
           8   Wachovia     N                                                              Y            N            N
           9   Wachovia     N                                                              Y            N            N
          10   Wachovia     N                                                              Y            N            N
          11   Wachovia     N                                                              Y            N            N
          13   Wachovia     N                                                              Y            N            N
          14   Wachovia     Y                                                              Y            N            N
          16   Wachovia     N                                                              Y            N            N
          17   Wachovia     N                                                              Y            N            N
          18   Wachovia     N                                                              Y            N            N
          20   Wachovia     N                                                              Y            N            N
          21   Wachovia     N               Cronacher Portfolio                            Y            N            N
          22   Wachovia     N                                                              Y            N            N
          23   Wachovia     N                                                              Y            N            N
          24   Wachovia     N                                                              Y            N            N
          25   Wachovia     N                                                              Y            N            N
          26   Wachovia     N                                                              Y            N            N
          27   Wachovia     N                                                              Y            N            N
          28   Wachovia     N                                                              Y            N            N
          29   Wachovia     N                                                              Y            N            N
          30   Wachovia     N                                                              Y            N            N
          31   Wachovia     N                                                              Y            N            N
          32   Wachovia     N                                                              Y            N            N
          33   Wachovia     N                                                              Y            N            N
          35   Wachovia     Y                                                              Y            N            N
          36   Wachovia     N                                                              N            N            N
          37   Wachovia     N                                                              Y            N            N
          38   Wachovia     N                                                              Y            N            N
          42   Wachovia     N                                                              N            N            N
          43   Wachovia     N               Terra Vista Town Center - Parcels 8,10,11,12   Y            N            N
          44   Wachovia     N                                                              Y            N            N
          45   Wachovia     N                                                              Y            N            N
          46   Wachovia     N               ADG                                            Y            N            N
          49   Wachovia     N                                                              Y            N            N
          50   Wachovia     N                                                              Y            N            N
          51   Wachovia     N                                                              Y            N            N
          52   Wachovia     N                                                              Y            N            N
          53   Wachovia     N               ADG                                            Y            N            N
          54   Wachovia     N                                                              Y            N            N
        54.1
        54.2
        54.3
          55   Wachovia     N                                                              Y            N            N
          56   Wachovia     N                                                              Y            N            N
          58   Wachovia     N                                                              Y            N            N
          59   Wachovia     N                                                              Y            N            N
          60   Wachovia     N                                                              Y            N            N
          63   Wachovia     N                                                              Y            N            N
          64   Wachovia     N                                                              Y            N            N
          65   Wachovia     N                                                              Y            N            N
          68   Wachovia     N               Cronacher Portfolio                            Y            N            N
          70   Wachovia     N                                                              Y            N            N
          74   Wachovia     N                                                              Y            N            N
          75   Wachovia     N                                                              Y            N            N
          77   Wachovia     N                                                              Y            N            N
          78   Wachovia     N                                                              Y            N            N
          79   Wachovia     N               Terra Vista Town Center - Parcels 8,10,11,12   Y            N            N
          81   Wachovia     N                                                              Y            N            N
          82   Wachovia     N                                                              Y            N            N
          86   Wachovia     N               ADG                                            Y            N            N
               Wachovia     N                                                              Y            N            N
               Wachovia     N                                                              Y            N            N

    Mortgage           Interest   Interest Reserve                           Annual Deposit to
 Loan Number     Accrual Method         Loan (Y/N)            Lockbox      Replacement Reserve
           1         Actual/360                  Y              Day 1                  145,200
           2             30/360                  N              Day 1
           3         Actual/360                  Y              Day 1                  163,314
           4         Actual/360                  Y              Day 1                  143,733
         4.1
         4.2
         4.3
         4.4
           5         Actual/360                  Y              Day 1                  197,832
           7         Actual/360                  Y                                      52,620
         7.1
         7.2
         7.3
         7.4
         7.5
         7.6
         7.7
         7.8
         7.9
        7.10
        7.11
        7.12
        7.13
        7.14
        7.15
        7.16
        7.17
        7.18
        7.19
        7.20
        7.21
        7.22
           8         Actual/360                  Y                                      11,825
           9         Actual/360                  Y                                      19,655
          10         Actual/360                  Y              Day 1                   30,132
          11         Actual/360                  Y              Day 1                   43,078
          13         Actual/360                  Y              Day 1                   26,284
          14         Actual/360                  Y          Springing                   26,696
          16         Actual/360                  Y          Springing                   15,800
          17         Actual/360                  Y                                      11,490
          18         Actual/360                  Y                                      14,360
          20         Actual/360                  Y                                      10,957
          21         Actual/360                  Y
          22         Actual/360                  Y          Springing                   22,908
          23         Actual/360                  Y                                      68,440
          24         Actual/360                  Y                                     316,522
          25         Actual/360                  Y                                      55,968
          26         Actual/360                  Y                                      10,804
          27         Actual/360                  Y                                      43,400
          28         Actual/360                  Y                                      25,260
          29         Actual/360                  Y                                      53,000
          30         Actual/360                  Y                                      94,500
          31         Actual/360                  Y                                       7,610
          32         Actual/360                  Y                                     159,094
          33         Actual/360                  Y                                      45,500
          35         Actual/360                  Y              Day 1                   27,036
          36         Actual/360                  Y                                      16,102
          37         Actual/360                  Y                                      55,500
          38         Actual/360                  Y                                      42,000
          42         Actual/360                  Y                                      53,964
          43         Actual/360                  Y          Springing                   12,792
          44         Actual/360                  Y                                       7,395
          45         Actual/360                  Y          Springing                   22,146
          46         Actual/360                  Y                                       4,150
          49         Actual/360                  Y                                      16,750
          50         Actual/360                  Y                                       6,840
          51         Actual/360                  Y          Springing                   34,000
          52         Actual/360                  Y          Springing                   34,000
          53         Actual/360                  Y                                      27,250
          54         Actual/360                  Y
        54.1
        54.2
        54.3
          55         Actual/360                  Y                                      28,250
          56         Actual/360                  Y                                      29,000
          58         Actual/360                  Y                                      31,000
          59         Actual/360                  Y                                       8,000
          60         Actual/360                  Y
          63         Actual/360                  Y          Springing
          64         Actual/360                  Y
          65         Actual/360                  Y
          68         Actual/360                  Y
          70         Actual/360                  Y          Springing                   24,000
          74         Actual/360                  Y              Day 1
          75         Actual/360                  Y
          77         Actual/360                  Y                                      16,500
          78         Actual/360                  Y          Springing
          79         Actual/360                  Y          Springing                    2,652
          81         Actual/360                  Y                                       6,000
          82         Actual/360                  Y          Springing
          86         Actual/360                  Y                                       8,750
                     Actual/360                  Y              Day 1                  163,314
                     Actual/360                  Y              Day 1                  145,200
    Mortgage   Initial Deposit to Capital
 Loan Number         Improvements Reserve         Initial TI/LC Escrow       Ongoing TI/LC Footnote
           1                                                                                     (1)
           2
           3                                                   984,714
           4                       20,563                    1,350,000                           (1)
         4.1
         4.2
         4.3
         4.4
           5                        7,563
           7                      159,438
         7.1
         7.2
         7.3
         7.4
         7.5
         7.6
         7.7
         7.8
         7.9
        7.10
        7.11
        7.12
        7.13
        7.14
        7.15
        7.16
        7.17
        7.18
        7.19
        7.20
        7.21
        7.22
           8                                                                                     (1)
           9                      131,784                      250,000                           (1)
          10                                                                                     (1)
          11                        6,750                      300,000                           (1)
          13                                                                                     (1)
          14                      180,938
          16                                                                                     (1)
          17
          18                                                                                     (1)
          20                        4,375                      500,000                           (1)
          21                                                   260,000                           (1)
          22
          23
          24                        1,563
          25
          26                                                                                     (1)
          27
          28                                                      None                           (1)
          29                      848,000
          30                       15,625
          31
          32                       15,625
          33
          35
          36                                                   100,000                           (1)
          37
          38
          42                       46,675
          43                                                                                     (1)
          44                                                                                     (1)
          45                       84,656                                                        (1)
          46                       15,000
          49
          50                        3,125
          51                       67,750
          52                       14,950
          53                        6,094
          54                       53,700
        54.1
        54.2
        54.3
          55
          56
          58
          59
          60
          63
          64
          65
          68
          70                        8,750
          74
          75
          77                       17,469
          78
          79                                                                                     (1)
          81
          82
          86
                                                               984,714
                                                                                                 (1)


(1) In addition to any such escrows funded at loan closing for potential TI/LC, these Mortgage Loans require funds to be escrowed during some or all of the loan term for TI/LC expenses, which may be incurred during the loan term. In certain instances, escrowed funds may be released to the borrower upon satisfaction of certain leasing conditions.